UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  December 26, 2002


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of August 1, 2002 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-18A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-82904-18              74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                            3 World Financial Center
                               New York, NY 10285
                    (Address of principal executive offices)


      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-18A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of August 1, 2002 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, Aurora Loan Services Inc, Cendant Mortgage Corporation and Wells Fargo Home Mortgage Inc as servicers , and JPMorgan Chase Bank, as Trustee.

     On December 26, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 26, 2002 is filed as
               Exhibit 99.1 hereto.

STRUCTURED ASSET SECURITIES CORPORATION
MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-18A
-------------------------------------------------------------------------------


SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  December 31, 2002       By:    /s/  Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2002





                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2002



                    STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-18A
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    December 26, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1        94,098,000.00    90,390,353.10    108,042.25      320,217.40      428,259.65       0.00      0.00       90,282,310.85
IIA1      132,097,000.00   125,563,798.49  2,387,849.45      601,659.87    2,989,509.32       0.00      0.00      123,175,949.04
IIIA       31,665,000.00    26,849,468.66  1,100,491.47      138,892.39    1,239,383.86       0.00      0.00       25,748,977.19
IVA        16,514,000.00    16,131,489.37          0.00       67,268.22       67,268.22       0.00      0.00       16,131,489.37
IB1         2,681,000.00     2,678,349.56        909.58        8,930.35        9,839.93       0.00      0.00        2,677,439.98
IB2         1,416,000.00     1,414,600.14        480.40        4,976.01        5,456.41       0.00      0.00        1,414,119.74
IIB1        2,648,000.00     2,643,698.86      1,199.43       14,058.49       15,257.92       0.00      0.00        2,642,499.43
IIB2        1,229,000.00     1,227,003.74        556.68        6,524.88        7,081.56       0.00      0.00        1,226,447.06
B3          3,445,000.00     3,440,211.45      1,416.08       16,629.26       18,045.34       0.00      0.00        3,438,795.37
B4          2,757,000.00     2,753,167.77      1,133.28       13,308.23       14,441.51       0.00      0.00        2,752,034.49
B5            870,000.00       868,790.70        357.62        4,199.55        4,557.17       0.00      0.00          868,433.08
B6          1,029,363.00     1,027,932.36        418.89        4,968.81        5,387.70       0.00      0.00        1,027,513.47
R                 100.00             0.00          0.00            0.00            0.00       0.00      0.00                0.00
IP                  0.00             0.00          0.00            0.00            0.00       0.00      0.00                0.00
IIP                 0.00             0.00          0.00       10,042.03       10,042.03       0.00      0.00                0.00
TOTALS    290,449,463.00   274,988,864.20  3,602,855.13    1,211,675.49    4,814,530.62       0.00      0.00      271,386,009.07

IA2        94,098,000.00    90,390,353.10          0.00       52,727.71       52,727.71       0.00      0.00    90,282,310.85
IIA2       19,951,815.00    18,529,149.17          0.00       88,785.51       88,785.51       0.00      0.00    18,102,183.05
IB1X        2,681,000.00     2,678,349.56          0.00        2,120.36        2,120.36       0.00      0.00     2,677,439.98
IB2X        1,416,000.00     1,414,600.14          0.00          860.55          860.55       0.00      0.00     1,414,119.74

-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
IA1     86358R5E3      960.59802653    1.14818859     3.40302026     4.55120885          959.44983793      IA1         4.251127 %
IIA1    86358R5G8      950.54239301   18.07648508     4.55468232    22.63116740          932.46590793      IIA1        5.750000 %
IIIA    86358R5J2      847.92258519   34.75419138     4.38630633    39.14049771          813.16839381      IIIA        6.207604 %
IVA     86358R5K9      976.83719087    0.00000000     4.07340560     4.07340560          976.83719087      IVA         5.003993 %
IB1     86358R5L7      999.01139873    0.33926893     3.33097725     3.67024618          998.67212980      IB1         4.001127 %
IB2     86358R5N3      999.01139831    0.33926554     3.51413136     3.85339689          998.67213277      IB2         4.221127 %
IIB1    86358R5Q6      998.37570242    0.45295695     5.30909743     5.76205438          997.92274547      IIB1        6.381282 %
IIB2    86358R5R4      998.37570382    0.45295362     5.30909683     5.76205045          997.92275020      IIB2        6.381282 %
B3      86358R5S2      998.61000000    0.41105370     4.82707112     5.23812482          998.19894630      B3          5.800548 %
B4      86358R5U7      998.61000000    0.41105550     4.82706928     5.23812477          998.19894450      B4          5.800548 %
B5      86358R5V5      998.61000000    0.41105747     4.82706897     5.23812644          998.19894253      B5          5.800548 %
B6      86358R5W3      998.61016959    0.40694099     4.82707267     5.23401366          998.20322860      B6          5.800548 %
R       86358R5T0        0.00000000    0.00000000     0.00000000     0.00000000            0.00000000      R           4.951127 %
TOTALS                 946.77008991   12.40441312     4.17172570    16.57613882          934.36567679

IA2     86358R5F0      960.59802653    0.00000000     0.56034889     0.56034889          959.44983793      IA2         0.700000 %
IIA2    86358R5H6      928.69491673    0.00000000     4.44999665     4.44999665          907.29505311      IIA2        5.750000 %
IB1X    86358R5M5      999.01139873    0.00000000     0.79088400     0.79088400          998.67212980      IB1X        0.950000 %
IB2X    86358R5P8      999.01139831    0.00000000     0.60773305     0.60773305          998.67213277      IB2X        0.730000 %
-----------------------------------------------------------------------------------------------------    -------------------------




If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                               Gouri S Mukherjee
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4481
                              Fax: (212) 623-5858
                     Email: Gouri.s.mukherjee@jpmchase.com
                     ---------------------------------------



Total Scheduled Principal Amounts                              131,334.93
Group 1 Scheduled Principal Amounts                            33,099.95
Group 2 Scheduled Principal Amounts                            71,609.83
Group 3 Scheduled Principal Amounts                            9,160.27
Group 4 Scheduled Principal Amounts                            17,464.88

Total Unscheduled Principal Amounts                            3,471,524.47
Group 1 Unscheduled Principal Amounts                          77,345.30
Group 2 Unscheduled Principal Amounts                          2,319,804.30
Group 3 Unscheduled Principal Amounts                          1,091,839.72
Group 4 Unscheduled Principal Amounts                          -17,464.85

Total Net Liquidation Proceeds                                  0.00
Group 1 Net Liquidation Proceeds                                0.00
Group 2 Net Liquidation Proceeds                                0.00
Group 3 Net Liquidation Proceeds                                0.00
Group 4 Net Liquidation Proceeds                                0.00

Total Insurance Proceeds                                        0.00
Group 1 Insurance Proceeds                                      0.00
Group 2 Insurance Proceeds                                      0.00
Group 3 Insurance Proceeds                                      0.00
Group 4 Insurance Proceeds                                      0.00

Aggregate  Advances                                             0.00
Group 1  Aggregate  Advances                                    0.00
Group 2 Aggregate  Advances                                     0.00
Group 3 Aggregate  Advances                                     0.00
Group 4 Aggregate  Advances                                     0.00

Ending Principal Balance                                       271,386,005.20
Group 1 Ending Principal Balance                               97,355,779.84
Group 2 Ending Principal Balance                               129,750,291.33
Group 3 Ending Principal Balance                               27,326,851.40
Group 4 Ending Principal Balance                               16,953,352.63

Current Period Realized Losses                                  0.00
Group 1 Current Period Realized Losses                          0.00
Group 2 Current Period Realized Losses                          0.00
Group 3 Current Period Realized Losses                          0.00
Group 4 Current Period Realized Losses                          0.00

Fraud Loss Limit                                                5,809,000.00
Bankruptcy Loss Loss Limit                                      100,000.00
Special Hazard Loss Loss Limit                                  8,000,000.00

Bankruptcy Losses                                               0.00
Group 1 Bankruptcy Losses                                       0.00
Group 2 Bankruptcy Losses                                       0.00
Group 3 Bankruptcy Losses                                       0.00
Group 4 Bankruptcy Losses                                       0.00

Fraud Losses                                                    0.00
Group 1 Fraud Losses                                            0.00
Group 2 Fraud Losses                                            0.00
Group 3 Fraud Losses                                            0.00
Group 4 Fraud Losses                                            0.00

Special Hazard Losses                                           0.00
Group 1 Special Hazard Losses                                   0.00
Group 2 Special Hazard Losses                                   0.00
Group 3 Special Hazard Losses                                   0.00
Group 4 Special Hazard Losses                                   0.00

Servicing Fees                                                  69,099.38
Trustee Fees                                                    1,718.68
Master Service Fee                                              149.03


Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

 Group 1
                                            Principal
Category                Number               Balance               Percentage
1 Month                11                      8,925,169.30                  9.03 %
2 Month                0                               0.00                  0.00 %
3 Month                0                               0.00                  0.00 %
Total                  11                      8,925,169.30                  9.03 %

 Group 2
                                            Principal
Category                Number               Balance               Percentage
1 Month                6                       2,413,522.47                  1.80 %
2 Month                0                               0.00                  0.00 %
3 Month                0                               0.00                  0.00 %
Total                  6                       2,413,522.47                  1.80 %

 Group 3
                                            Principal
Category                Number               Balance               Percentage
1 Month                0                               0.00                  0.00 %
2 Month                0                               0.00                  0.00 %
3 Month                0                               0.00                  0.00 %
Total                  0                               0.00                  0.00 %

 Group 4
                                            Principal
Category                Number               Balance               Percentage
1 Month                0                               0.00                  0.00 %
2 Month                0                               0.00                  0.00 %
3 Month                0                               0.00                  0.00 %
 Total                 0                               0.00                  0.00 %

 Group Totals
                                            Principal
Category                Number               Balance               Percentage
1 Month                17                     11,338,691.77                  4.05 %
2 Month                0                               0.00                  0.00 %
3 Month                0                               0.00                  0.00 %
 Total                 17                     11,338,691.77                  4.05 %

Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

 Group 1
                        Principal
 Number                 Balance               Percentage
        0                                 0.00                 0.00 %
 Group 2
                        Principal
 Number                 Balance               Percentage
        0                                 0.00                 0.00 %
 Group 3
                        Principal
 Number                 Balance               Percentage
        0                                 0.00                 0.00 %
 Group 4
                        Principal
 Number                 Balance               Percentage
        0                                 0.00                 0.00 %
Group Totals
                        Principal
 Number                 Balance               Percentage
        0                                 0.00                 0.00 %


Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans

 Group 1
                        Principal
 Number                 Balance               Percentage
        0                                 0.00                 0.00 %
 Group 2
                        Principal
 Number                 Balance               Percentage
        0                                 0.00                 0.00 %
 Group 3
                        Principal
 Number                 Balance               Percentage
        0                                 0.00                 0.00 %
 Group 4
                        Principal
 Number                 Balance               Percentage
        0                                 0.00                 0.00 %
Group Totals
                        Principal
 Number                 Balance               Percentage
        0                                 0.00                 0.00 %



Aggregate Outstanding Interest Shortfalls
Class ia1 shortfall                             0.00
Class ia2 shortfall                             0.00
Class iia1 shortfall                            0.00
Class iia2 shortfall                            0.00
Class iiia shortfall                            0.00
Class iva shortfall                             0.00
Class ib1 shortfall                             0.00
Class ib1x shortfall                            0.00
Class ib2 shortfall                             0.00
Class ib2x shortfall                            0.00
Class iib1 shortfall                            0.00
Class iib2 shortfall                            0.00
Class b3 shortfall                              0.00
Class b4 shortfall                              0.00
Class b5 shortfall                              0.00
Class b6 shortfall                              0.00
Class r shortfall                               0.00

Sec. 4.03(viv)Aggregate Outstanding Prepayment Interest Shortfalls
Class ia1 shortfall                             0.00
Class ia2 shortfall                             0.00
Class iia1 shortfall                            0.00
Class iia2 shortfall                            0.00
Class iiia shortfall                            0.00
Class iva shortfall                             0.00
Class ib1 shortfall                             0.00
Class ib1x shortfall                            0.00
Class ib2 shortfall                             0.00
Class ib2x shortfall                            0.00
Class iib1 shortfall                            0.00
Class iib2 shortfall                            0.00
Class b3 shortfall                              0.00
Class b4 shortfall                              0.00
Class b5 shortfall                              0.00
Class b6 shortfall                              0.00
Class r shortfall                               0.00

Total Relief Act
Class ia1 Relief Act Shortfall                  0.00
Class ia2 Relief Act Shortfall                  0.00
Class iia1 Relief Act Shortfall                 0.00
Class iia2 Relief Act Shortfall                 0.00
Class iiia Relief Act Shortfall                 0.00
Class iva Relief Act Shortfall                  0.00
Class ib1 Relief Act Shortfall                  0.00
Class ib1x Relief Act Shortfall                 0.00
Class ib2 Relief Act Shortfall                  0.00
Class ib2x Relief Act Shortfall                 0.00
Class b3 Relief Act Shortfall                   0.00
Class b4 Relief Act Shortfall                   0.00
Class b5 Relief Act Shortfall                   0.00
Class b6 Relief Act Shortfall                   0.00
Class iib1 Relief Act Shortfall                 0.00
Class iib2 Relief Act Shortfall                 0.00
Class r Relief Act Shortfall                    0.00

Total PPIS Act
Class ia1 PPIS Act Shortfall                    0.00
Class ia2 PPIS Act Shortfall                    0.00
Class iia1 PPIS Act Shortfall                   0.00
Class iia2 PPIS Act Shortfall                   0.00
Class iiia PPIS Act Shortfall                   0.00
Class iva PPIS Act Shortfall                    0.00
Class ib1 PPIS Act Shortfall                    0.00
Class ib1x PPIS Act Shortfall                   0.00
Class ib2 PPIS Act Shortfall                    0.00
Class ib2x PPIS Act Shortfall                   0.00
Class b3 PPIS Act Shortfall                     0.00
Class b4 PPIS Act Shortfall                     0.00
Class b5 PPIS Act Shortfall                     0.00
Class b6 PPIS Act Shortfall                     0.00
Class iib1 PPIS Act Shortfall                   0.00
Class iib2 PPIS Act Shortfall                   0.00
Class r PPIS Act Shortfall                      0.00
